UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The special meeting of shareholders (the “Meeting”) of New York Community Bancorp, Inc. (the “Company”) was held on Wednesday, August 4, 2021, virtually via webcast, pursuant to notice duly given.

(b)

At the close of business on June 18, 2021, the record date for the determination of shareholders entitled to vote at the Meeting, there were 465,060,525 shares of the Company’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

(c)	At the Meeting, the holders of 332,064,008 shares of the Company’s common stock were represented in person or by proxy constituting a quorum.

(d)	The matters considered and voted on by the Company’s shareholders at the Meeting, and the vote itself, were as follows:

1.

A proposal to approve the issuance of New York Community Bancorp, Inc. (“NYCB”) common stock to holders of Flagstar Bancorp, Inc. (“Flagstar”) common stock pursuant to the Agreement and Plan of Merger, dated as of April 24, 2021 (as it may be amended from time to time), by and among NYCB, 615 Corp. and Flagstar:

Shares Voted For	Shares Voted Against	Abstentions
326,306,527	3,944,884	1,812,597

There were zero broker non-votes on this proposal.

2.	A vote on proposal 2 was not taken. The proposal was withdrawn as there were sufficient votes to approve proposal 1.

Item 8.01	Other Events.

On August 4, 2021, the Company issued a press release announcing the results of its Special Meeting of Shareholders in regards to the Flagstar merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is a press release issued by the Company on August 4, 2021 announcing the results of its Special Meeting of Shareholders in regards to the Flagstar merger.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on August 4, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2021	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Senior Managing Director
Director, Investor Relations and Strategic Planning